EXHIBIT 3(i)
            Union National Financial Corporation's  Amended
                Articles of Incorporation.
               (Incorporated by reference to Exhibit 3(i) to Union National Financial Corporation's Registration
          Statement No. 333-27837 on Form S-8, filed with the Commission on May 27, 1997.)